                THE MONEY STORE ASSET BACKED CERTIFICATES RECORD
[FIRST UNION                      SERIES 1998-C
   Logo]                 STATEMENT TO CERTIFICATEHOLDER

                                                                  DATE: 02/28/01
                                                    DETERMINATION DATE: 03/12/01
                                                     DISTRIBUTION DATE: 03/15/01
                                                                               A

===================================================================================================================================
                                     Original        Beginning                               Current                     Ending
                     Certificate   Certificate      Certificate                              Realized     Total        Certificate
    Class    Cusip      Rate         Balance          Balance       Interest     Principal     Loss    Distribution      Balance
-----------------------------------------------------------------------------------------------------------------------------------
    AF-1   60935BEL9  5.83875%    401,250,000.00   229,115,000.00 1,040,468.49 4,621,000.00    0.00    5,661,468.49  224,494,000.00
Factors per
 Thousand                                                          2.59306790   11.51651090            14.10957880    559.48660436
-----------------------------------------------------------------------------------------------------------------------------------
    AF-2   60935BEM7  5.67000%    133,750,000.00   76,365,000.00   336,769.65  1,540,000.00    0.00    1,876,769.65   74,825,000.00
Factors per
  Thousand                                                         2.51790393   11.51401869            14.03192262    559.43925234
-----------------------------------------------------------------------------------------------------------------------------------
   POOL I                         535,000,000.00   305,480,000.00 1,377,238.14 6,161,000.00    0.00    7,538,238.14  299,319,000.00
   Totals                                                          2.57427690   11.51588785            14.09016475    559.47476636
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     A-V   60935BEN5  5.82875%    360,000,000.00   156,243,635.19  708,326.18  3,783,066.80    0.00    4,491,392.98  152,460,568.39
Factors per
  Thousand                                                         1.96757272   10.50851889            12.47609161    423.50157886
-----------------------------------------------------------------------------------------------------------------------------------
   POOL II                        360,000,000.00   156,243,635.19  708,326.18  3,783,066.80    0.00    4,491,392.98  152,460,568.39
   Totals                                                          1.96757272   10.50851889            12.47609161    423.50157886
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS                         895,000,000.00   461,723,635.19 2,085,564.32 9,944,066.80    0.00   12,029,631.12  451,779,568.39
===================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                THE MONEY STORE ASSET BACKED CERTIFICATES RECORD
[FIRST UNION                      SERIES 1998-C
   Logo]                 STATEMENT TO CERTIFICATEHOLDER

                                                                  DATE: 02/28/01
                                                    DETERMINATION DATE: 03/12/01
                                                     DISTRIBUTION DATE: 03/15/01
                                                                               A

===================================================================================================================================

                        Certificate Information                                           Other Trust Information


Pool I
             Interest      Carry Forward    Monthly Advance
           Requirement         Amount        for Bankruptcy     Libor                                                        5.569%
   AF-1    1,040,468.49        0.00              0.00           Aggregate Spread Account Beginning Balance            42,727,168.90
   AF-2     336,769.65         0.00              0.00              Interest Earnings                                     170,761.78
                                                                   Adjustments                                              (177.27)
                                                                   Deposits to Spread Account                            454,902.75
                                                                   Withdrawals from Spread Account                             0.00
POOL II                                                         Aggregate Ending Spread Account Balance               43,352,656.17
                                                                Aggregate Interest Earnings                            4,299,558.22
    AV      708,326.18         0.00              0.00           Aggregate Ending Spread Account Balance less Interest 39,053,097.95
                                                                Aggregate Specified Spread Account Requirement        40,942,500.00


                ROUNDING ACCOUNT ACTIVITY
                            POOL I           POOL II
      Prior Withdraw             487.25               0.00
    Current Withdraw             807.18               0.00
                         ---------------   ----------------

Net Withdraw/(Deposit)          (319.93)              0.00
                         ===============   ================


===================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                THE MONEY STORE ASSET BACKED CERTIFICATES RECORD
[FIRST UNION                      SERIES 1998-C
   Logo]                 STATEMENT TO CERTIFICATEHOLDER

                                                                  DATE: 02/28/01
                                                    DETERMINATION DATE: 03/12/01
                                                     DISTRIBUTION DATE: 03/15/01
                                                                               A

====================================================================================================================================
                                                        POOL I

     SCHEDULE OF REMITTANCE                                                           COLLATERAL INFORMATION
Aggregate Amount Received         8,325,218.50              Adjusted Mortgage Interest Rate                                  9.746%
                                                            Aggregate Beginning Principal Balance of Loans           305,503,907.70
Monthly Advance                     147,422.80              Aggregate Ending Principal Balance of Loans              299,343,714.90
(Unreimbursed Monthly Advance)            0.00              Compensating Interest                                            427.54
(Servicer Fee)                      (59,823.01)             Curtailments                                                 327,490.64
(Contingency Fee)                   (59,823.00)             Excess and Monthly Payments                                  491,151.95
(Late Charges)                      (81,194.51)             Interest Received                                          2,484,229.09
(Escrow)                           (148,561.46)             Monthly Excess Spread Percentage                                   100%
(Excess Spread)                  (1,103,901.86)             Payments And Reimbursements to the Servicers Pursuant to:
                               ----------------                  Section 4.01(f)                                         119,646.01
                                 (1,305,881.04)             Principal Prepayments (Number/Amount)                99    4,782,527.57
AVAILABLE REMITTANCE AMOUNT       7,019,337.46              Realized Losses (Current/Cumulative)         559,022.66   12,670,126.89
                               ================             Certificate Remittance Amount from Pool I                    554,455.23
                                                            WAC                                                             10.367%
                                                            WAM                                                              261.58
FEES
Contingency Fee                      59,823.00                   SPREAD ACCOUNT INFORMATION
Expense Account                       2,863.88              Spread Account Beginning Balance                          24,999,900.94
Insurance Fee                        28,002.00                 Interest Earnings                                         101,921.61
Servicer Fee                         59,823.01                 Adjustments                                                  (105.81)
                                                               Deposits to Spread Account                                      0.00
                                                               Withdrawals from Spread Account for Insured Payment             0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES    Total Withdrawals from Spread Account                           0.00
 11/30/2000                12/31/2000            1/31/2001  Ending Spread Account Balance                             25,101,716.74
 ----------                ----------            ---------  Aggregate Interest Earnings                                2,706,602.97
   10.392%                   10.382%              10.376%   Ending Spread Account Balance less Interest Earnings      22,395,113.77
                                                            Specified Spread Account Requirement                      20,062,500.00

====================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                THE MONEY STORE ASSET BACKED CERTIFICATES RECORD
[FIRST UNION                      SERIES 1998-C
   Logo]                 STATEMENT TO CERTIFICATEHOLDER

                                                                  DATE: 02/28/01
                                                    DETERMINATION DATE: 03/12/01
                                                     DISTRIBUTION DATE: 03/15/01
                                                                               A

====================================================================================================================================
                                                        POOL II

  SCHEDULE OF REMITTANCE                                             COLLATERAL INFORMATION
Aggregate Amount Received         5,028,433.40              Adjusted Mortgage Interest Rate                                10.419%
                                                            Aggregate Beginning Principal Balance of Loans          156,251,537.50
Monthly Advance                     146,071.60              Aggregate Ending Principal Balance of Loans             152,468,470.70
(Unreimbursed Monthly Advance)            0.00              Compensating Interest                                         8,762.35
(Servicer Fee)                      (29,154.94)             Curtailments                                                386,965.37
(Contingency Fee)                   (29,154.94)             Excess and Monthly Payment                                   65,691.15
(Late Charges)                      (59,632.17)             Interest Received                                         1,285,168.46
(Escrow)                            (94,024.72)             Monthly Excess Spread Percentage                                  100%
(Excess Spread)                    (648,361.50)             Payments And Reimbursements to the Servicers Pursuant to:
                                ---------------                  Section 4.01(f)                                         58,309.88
                                   (714,256.68)             Principal Prepayments (Number/Amount)               39    3,133,062.48
AVAILABLE REMITTANCE AMOUNT       4,314,176.72              Realized Losses (Current/Cumulative)        197,347.80    6,646,579.19
                                ===============             Certificate Remittance Amount from Pool II                        0.00
                                                            WAC                                                            11.044%
                                                            WAM                                                             328.77
FEES
Contingency Fee                      29,154.94                  SPREAD ACCOUNT INFORMATION
Expense Account                       1,920.49              Spread Account Beginning Balance                         17,727,267.96
Insurance Fee                        14,322.00                 Interest Earnings                                         68,840.17
Servicer Fee                         29,154.94                 Adjustments                                                  (71.46)
                                                               Deposits to Spread Account                               454,902.75
                                                               Withdrawals from Spread Account                                0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES Ending Spread Account Balance                            18,250,939.42
 11/30/2000              12/31/2000            1/31/2001    Aggregate Interest Earnings                               1,592,955.25
 ----------              ----------            ---------    Ending Spread Account Balance less Interest Earnings     16,657,984.17
  10.998%                  11.003%              11.027%     Specified Spread Account Requirement                     20,880,000.00


====================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                THE MONEY STORE ASSET BACKED CERTIFICATES RECORD
[FIRST UNION                      SERIES 1998-C
   Logo]                 STATEMENT TO CERTIFICATEHOLDER

                                                                  DATE: 02/28/01
                                                    DETERMINATION DATE: 03/12/01
                                                     DISTRIBUTION DATE: 03/15/01
                                                                               A

====================================================================================================================================
                                    EXHIBIT L


                                                        ---------------------------------------------------------------------------
         POOL I                                            DELINQUENT INFOR.         # LOANS           AMOUNT         PERCENTAGE
                                                        ---------------------------------------------------------------------------
                                                        Delinquent 1-29 Days           692          32,685,747.60       10.92%
----------------------------------------------------    Delinquent 30-59 Days           99           4,492,096.34        1.50%
   Outstanding Balance               299,343,714.90     Delinquent 60-89 Days           56           2,432,104.34        0.81%
----------------------------------------------------    Delinquent 90 and over         100           6,042,071.35        2.02%
       # Accounts                             5,921     Loans in Foreclosure           206          13,299,331.05        4.44%
----------------------------------------------------    REO Property                    69           3,896,503.07        1.30%
                                                                                 --------------------------------------------------
                                                        TOTALS                        1,222         62,847,853.75       21.00%
                                                        ---------------------------------------------------------------------------


                                                        ---------------------------------------------------------------------------
         POOL II                                           DELINQUENT INFOR.         # LOANS           AMOUNT         PERCENTAGE
                                                        ---------------------------------------------------------------------------
                                                        Delinquent 1-29 Days           204          15,876,069.86       10.41%
----------------------------------------------------    Delinquent 30-59 Days           53           3,926,919.14        2.58%
   Outstanding Balance               152,468,470.70     Delinquent 60-89 Days           14             863,287.21        0.57%
----------------------------------------------------    Delinquent 90 and over          65           5,887,622.28        3.86%
       # Accounts                             1,991     Loans in Foreclosure           181          14,989,469.52        9.83%
----------------------------------------------------    REO Property                    51           3,672,638.42        2.41%
                                                                                 --------------------------------------------------
                                                        TOTALS                         568          45,216,006.43       29.66%
                                                        ---------------------------------------------------------------------------

====================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309